Third Quarter Earnings Supplemental November 4, 2025

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS & NON-GAAP MEASURES This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business, and are based on currently available operating, financial and competitive information which are subject to various risks and uncertainties, so you should not place undue reliance on forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "commit," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that we may not predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements, and you should not unduly rely on these statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following: • risks related to or arising from our organizational structure; • risks of food-borne illness and food safety and other health concerns about our food; • risks relating to the economy and financial markets, including in relation to trade and tax policy changes and other macroeconomic uncertainty, including inflation, fluctuating interest rates, stock market volatility, recession concerns, and other factors; • risks associated with our recently announced search for a new Chief Executive Officer and the related transition; • the impact of unionization activities of our Team Members on our reputation, operations and profitability; • risks associated with our reliance on certain information technology systems, including our new enterprise resource planning system, and potential failures or interruptions; • risks associated with data, privacy, cyber security and the use and implementation of information technology systems, including our digital ordering and payment platforms for our delivery business; • risks associated with increased adoption, implementation and use of artificial intelligence technologies across our business; • the impact of competition, including from our competitors in the restaurant industry or our own restaurants; • the increasingly competitive labor market and our ability to attract and retain the best talent and qualified employees; • the impact of federal, state or local government regulations relating to privacy, data protection, advertising and consumer protection, building and zoning requirements, labor and employment matters, costs or ability to open new restaurants, or sale of food and alcoholic beverages; • inability to achieve our growth strategy, including as a result of, among other things, the availability of suitable new restaurant sites in existing and new markets and opening of new restaurants at the anticipated rate and on the anticipated timeline; • the impact of consumer sentiment and other economic factors on our sales; • increases in food and other operating costs, tariffs and import taxes, and supply shortages; and • other risks identified in our filings with the Securities and Exchange Commission (the "SEC"). All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company's most recent Annual Report on Form 10-K, filed with the SEC. All of the Company's filings are available on the SEC's website at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation includes certain non-GAAP measures as defined under SEC rules, including Adjusted EBITDA, Adjusted EBITDA Margin, Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin. Reconciliations and definitions are included in the Appendix to this presentation.

Q3 2025 PERFORMANCE REVENUE $181.4 million Q3 Total revenue CHANGE IN SAME RESTAURANT SALES (1) PROFITABILITY $5.4 million Q3 Operating Income 1.8% Q3 Total Revenue Growth (3) A geometric comparable sales measure is used to determine the compounding effect of an earlier period's year over year comparable sales percentage on the subsequent period's year over year comparable sales percentage. $21.4 million Q3 Adjusted EBITDA(2) $36.7 million Q3 Restaurant-Level Adjusted EBITDA(2) $0.8 million Q3 Net Income (1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity. (2) See appendix for a reconciliation to the most directly comparable GAAP financial measure.

Q3 YTD 2025 PERFORMANCE REVENUE $546.3 million Q3 YTD Total Revenue SAME RESTAURANT SALES CHANGE (1) PROFITABILITY $33.3 million Q3 YTD Operating Income 3.9% Q3 YTD Total Revenue Growth (2) See appendix for a reconciliation to the most directly comparable GAAP financial measure. $72.7 million Q3 YTD Adjusted EBITDA(2) $117.8 million Q3 YTD Restaurant-Level Adjusted EBITDA(2) $14.8 million Q3 YTD Net Income (1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity.

2025 DEVELOPMENT EXPECTATIONS - 8 NEW RESTAURANTS Q1 Q2 Q3 Q4 4 4 2025 • 4 restaurants opened in Q3 (Florida and Texas markets) • Our first in-line, walk-up restaurant opened in Q3 • 4 restaurants in Q4 all expected to be in Sunbelt except 1 in Illinois • Entering the Atlanta, Georgia market in Q4 (1) Indicates restaurant of the future, smaller square footage prototype featuring a shorter, more efficient production line designed to reduce cost and provide excellent service to our guests.

FISCAL 2025 FINANCIAL TARGETS (1) We are unable to reconcile the long-term outlook for Adjusted EBITDA growth to net income (loss), the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure. New Units 8 new units Same-Restaurant Sales (1%) to (1.5%) Revenue $730-$733 million Commodity Inflation 3% to 5% Labor Inflation 3% to 4% Restaurant-Level Adjusted EBITDA Margin(1) 21.0% to 21.5% General & Administrative Expenses $76-$79 million Pre-Opening Expenses Approximately $9 million Adjusted EBITDA(1) $90-$94 million Capital Expenditures $97-$100 million (1) We are unable to reconcile the financial target for adjusted EBITDA growth and restaurant-level adjusted EBITDA margin, to the corresponding U.S. GAAP measures, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure. 1 1-2 2-3 6-7 Q1 2024 Q2 2024 Q3 2024 Q4 2024 New Restaurants by Quarter

FINANCIAL PROFILE

TOTAL REVENUE

($ in millions)


$680
$711
$731
2023
2024
LTM Q3 2025

OPERATING INCOME

($ in millions)


$55
$58
$47
2023
2024
LTM Q3 2025

NET INCOME

($ in millions)


$25
$35
$27
2023
2024
LTM Q3 2025

SAME RESTAURANT SALES [(1)]


5.7%
(0.6)%
0.5%
2023
2024
LTM Q3 2025

RESTAURANT-LEVEL ADJ. EBITDA (Margin) [(2)]

($ in millions)


$165
$168
$163
24.3%
23.7%
22.3%
2023
2024
LTM Q3 2025

ADJ. EBITDA (Margin) [(2)]

($ in millions)


$102
$105
$98
15.0%
14.7%
13.4%
2023
2024
LTM Q3 2025

Portillo's

(1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity. For fiscal 2024, same-restaurant sales compares the 52 weeks from January 1, 2024 through December 29, 2024 to the 52 weeks from January 2, 2023 through December 31, 2023. For fiscal 2023, same-restaurant sales compares the 53 weeks from December 26, 2022 through December 31, 2023, to the 53 weeks from December 27, 2021 through January 1, 2023.

(2) See appendix for a reconciliation to the most comparable GAAP financial measure.

Note: We use a 52- or 53-week fiscal year ending on the Sunday prior to December 31. Fiscal 2025 and fiscal 2024 consist of 52 weeks and fiscal 2023 consisted of 53 weeks. The 53rd week in fiscal 2023 included Christmas Day, resulting in six additional operating days.

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APPENDIX

STATEMENT OF OPERATIONS

	Quarter Ended				Three Quarters Ended			
	September 28, 2025		September 29, 2024		September 28, 2025		September 29, 2024	
REVENUES, NET	$ 181,428	100.0 %	$ 178,252	100.0 %	$ 546,321	100.0 %	$ 525,945	100.0 %
COST AND EXPENSES:								
Restaurant operating expenses:								
Food, beverage and packaging costs	62,619	34.5 %	60,136	33.7 %	187,471	34.3 %	178,809	34.0 %
Labor	48,263	26.6 %	45,945	25.8 %	143,471	26.3 %	135,659	25.8 %
Occupancy	10,524	5.8 %	9,172	5.1 %	30,511	5.6 %	27,723	5.3 %
Other operating expenses	23,331	12.9 %	21,053	11.8 %	67,040	12.3 %	60,868	11.6 %
Total restaurant operating expenses	144,737	79.8 %	136,306	76.5 %	428,493	78.4 %	403,059	76.6 %
General and administrative expenses	20,025	11.0 %	18,305	10.3 %	57,726	10.6 %	54,786	10.4 %
Pre-opening expenses	3,260	1.8 %	1,747	1.0 %	5,465	1.0 %	5,270	1.0 %
Depreciation and amortization	7,312	4.0 %	6,679	3.7 %	21,489	3.9 %	20,729	3.9 %
Net income attributable to equity method investment	(452)	(0.2)%	(383)	(0.2)%	(998)	(0.2)%	(923)	(0.2)%
Other loss (income), net	1,112	0.6 %	(390)	(0.2)%	800	0.1 %	(1,176)	(0.2)%
OPERATING INCOME	5,434	3.0 %	15,988	9.0 %	33,346	6.1 %	44,200	8.4 %
Interest expense	5,664	3.1 %	6,450	3.6 %	17,139	3.1 %	19,583	3.7 %
Interest income	(118)	(0.1)%	(50)	- %	(268)	- %	(204)	- %
Tax Receivable Agreement liability adjustment	353	0.2 %	(1,724)	(1.0)%	(2,132)	(0.4)%	(2,724)	(0.5)%
(LOSS) INCOME BEFORE INCOME TAXES	(465)	(0.3)%	11,312	6.3 %	18,607	3.4 %	27,545	5.2 %
Income tax (benefit) expense	(1,247)	(0.7)%	2,539	1.4 %	3,792	0.7 %	4,898	0.9 %
NET INCOME	782	0.4 %	8,773	4.9 %	14,815	2.7 %	22,647	4.3 %
Net (loss) income attributable to non-controlling interests	(432)	(0.2)%	1,553	0.9 %	1,584	0.3 %	4,395	0.8 %
NET INCOME ATTRIBUTABLE TO PORTILLO'S INC.	$ 1,214	0.7 %	$ 7,220	4.1 %	$ 13,231	2.4 %	$ 18,252	3.5 %
Income per common share attributable to Portillo's Inc.:								
Basic	$ 0.02		$ 0.12		$ 0.20		$ 0.30	
Diluted	$ 0.02		$ 0.11		$ 0.19		$ 0.29	
Weighted-average common shares outstanding:								
Basic	71,908,534		61,921,564		67,780,566		60,336,488	
Diluted	73,973,710		64,894,558		70,131,466		63,347,715	

Portillo's

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REVENUE SUMMARY - Q3 2025 Quarter Ended September 28, 2025 September 29, 2024 $ Change % Change Same-restaurant sales (76 restaurants) (1) $157,444 $158,675 (1,231) (0.8) % Restaurants not yet in comparable base opened in fiscal 2025 (4 restaurants) (1) 2,445 — 2,445 nm Restaurants not yet in comparable base opened in fiscal 2024 (10 restaurants) (1) 9,413 5,370 4,043 75.3 % Restaurants not yet in comparable base opened in fiscal 2023 (7 restaurants) (1) 10,695 11,539 (844) (7.3) % Other (2) 1,431 2,668 (1,237) (46.4) % Revenues, net $ 181,428 $ 178,252 $ 3,176 1.8% (1) Total restaurants indicated are as of September 28, 2025. Excludes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. (2) Includes revenue from direct shipping sales and non-traditional locations. TAKEAWAYS Number of restaurants entering the comp base by quarter in 2025: • Q1 - 3 restaurants • Q2 - 1 restaurant • Q3 - 1 restaurant • Q4 - 4 restaurants

REVENUE SUMMARY - Q3 YTD 2025 Three Quarters Ended September 28, 2025 September 29, 2024 $ Change % Change Same-restaurant sales (76 restaurants) (1) $468,150 $465,675 2,475 0.5 % Restaurants not yet in comparable base opened in fiscal 2025 (4 restaurants) (3) 2,445 — 2,445 nm Restaurants not yet in comparable base opened in fiscal 2024 (10 restaurants) (1) 31,838 8,782 23,056 262.5 % Restaurants not yet in comparable base opened in fiscal 2023 (7 restaurants) (1) 37,242 43,125 (5,883) (13.6) % Other (2) 6,646 8,363 (1,717) (20.5) % Revenues, net $ 546,321 $ 525,945 $ 20,376 3.9% (1) Total restaurants indicated are as of September 28, 2025. Excludes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. (2) Includes revenue from direct shipping sales and non-traditional locations. Number of restaurants entering the comp base by quarter in 2025: • Q1 - 3 restaurants • Q2 - 1 restaurant • Q3 - 1 restaurant • Q4 - 4 restaurants

SELECTED OPERATING DATA (a) Includes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. AUVs for the quarters ended September 28, 2025 and September 29, 2024 represent AUVs for the twelve months ended September 28, 2025 and September 29, 2024, respectively. Total restaurants indicated are as of September 28, 2025. (b) Excludes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. (c) For the quarter ended September 29, 2024, same-restaurant sales compares the 13 weeks from July 1, 2024 through September 29, 2024 to the 13 weeks from July 3, 2023 through October 1, 2023. For the three quarters ended September 29, 2024, same-restaurant sales compares the 39 weeks from January 1, 2024 through September 29, 2024 to the 39 weeks from January 2, 2023 through October 1, 2023 Quarter Ended Three Quarters Ended September 28, 2025 September 29, 2024 September 28, 2025 September 29, 2024 Total Restaurants (a) 98 88 98 88 AUV (in millions) (a) N/A N/A $ 8.6 $ 8.9 Change in same-restaurant sales (b)(c) (0.8) % (0.9) % 0.5% (0.9) % Adjusted EBITDA (in thousands) (b) $ 21,387 $ 27,911 $ 72,662 $ 79,554 Adjusted EBITDA Margin (b) 11.8% 15.7% 13.3% 15.1 % Restaurant-Level Adjusted EBITDA (in thousands) (b) $ 36,691 $ 41,946 $ 117,828 $ 122,886 Restaurant-Level Adjusted EBITDA Margin (b) 20.2% 23.5% 21.6% 23.4%

ADJUSTED EBITDA DEFINITIONS How These Measures Are Useful We believe that Adjusted EBITDA and Adjusted EBITDA Margin are important measures of operating performance because they eliminate the impact of expenses that do not relate to our core operating performance. Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures of operating performance and our calculations thereof may not be comparable to similar measures reported by other companies. Adjusted EBITDA and Adjusted EBITDA Margin have important limitations as analytical tools and should not be considered in isolation as substitutes for analysis of our results as reported under GAAP. Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA represents net income (loss) before depreciation and amortization, interest expense, interest income and income taxes, adjusted for the impact of certain non-cash and other items that we do not consider in our evaluation of ongoing core operating performance as identified in the reconciliation of net income (loss), the most directly comparable GAAP measure, to Adjusted EBITDA. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of revenues, net. We use Adjusted EBITDA and Adjusted EBITDA Margin (i) to evaluate our operating results and the effectiveness of our business strategies, (ii) internally as benchmarks to compare our performance to that of our competitors and (iii) as factors in evaluating management’s performance when determining incentive compensation. We are unable to reconcile the long-term outlook for Adjusted EBITDA to net income (loss), the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure.

ADJUSTED EBITDA RECONCILIATION (1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term. (2) Represents non-capitalized third party consulting and software licensing costs incurred in connection with the implementation of a new ERP and HCM systems which are included within general and administrative expenses. (3) Represents amortization of capitalized cloud-based ERP and HCM system implementation costs that are included within general and administrative expenses. (4) Represents loss on disposal of property and equipment and a legacy Barnelli's trade name impairment charge included within other loss (income), net. (5) Represents certain expenses that management believes are not indicative of ongoing operations, consisting primarily of certain professional fees included within general and administrative expenses. (6) Represents costs of $1.5 million in connection with the departure of our CEO and $2.9 million of costs related to the Company's strategic reset of its development and growth plans that are included within general and administrative expenses. (7) Represents remeasurement of the Tax Receivable Agreement liability. (8) Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net. Quarter Ended Three Quarters Ended September 28, 2025 September 29, 2024 September 28, 2025 September 29, 2024 Net income $ 782 $ 8,773 $ 14,815 $ 22,647 Net income margin 0.4% 4.9% 2.7% 4.3 % Depreciation and amortization 7,312 6,679 21,489 20,729 Interest expense 5,664 6,450 17,139 19,583 Interest income (118) (50) (268) (204) Income tax (benefit) expense (1,247) 2,539 3,792 4,898 EBITDA 12,393 24,391 56,967 67,653 Deferred rent (1) 1,952 1,391 4,870 3,857 Equity-based compensation (320) 3,506 4,288 9,223 Cloud-based software implementation costs (2) — 64 267 514 Amortization of cloud-based software implementation costs (3) 292 220 806 366 Other loss (4) 2,305 63 2,448 129 Transaction-related fees and expenses (5) 6 — 742 536 Strategic realignment costs (6) 4,406 — 4,406 — Tax Receivable Agreement liability adjustment (7) 353 (1,724) (2,132) (2,724) Adjusted EBITDA $ 21,387 $ 27,911 $ 72,662 $ 79,554 Adjusted EBITDA Margin (8) 11.8% 15.7% 13.3% 15.1%

ADJUSTED EBITDA RECONCILIATION

	LTM	Fiscal Years Ended	
	September 28, 2025	December 29, 2024	December 31, 2023
Net income	$ 27,244	$ 35,076	$ 24,818
Net income margin	3.7 %	4.9 %	3.7 %
Depreciation and amortization	28,057	27,297	24,313
Interest expense	23,172	25,616	27,470
Interest income	(373)	(309)	(212)
Loss on debt extinguishment	-	-	3,465
Income tax expense	5,693	6,799	3,248
EBITDA	83,793	94,479	83,102
Deferred rent (1)	6,267	5,255	5,096
Equity-based compensation	6,216	11,151	15,542
Cloud-based software implementation costs (2)	432	679	401
Amortization of cloud-based software implementation costs (3)	1,025	586	-
Other loss (4)	3,502	1,184	590
Transaction-related fees & expenses (5)	781	575	900
Strategic realignment costs (6)	4,406	-	-
Tax Receivable Agreement liability adjustment (7)	(8,557)	(9,149)	(3,349)
Adjusted EBITDA	$ 97,865	$ 104,760	$ 102,282
Adjusted EBITDA Margin (8)	13.4 %	14.7 %	15.0 %

(1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term.
(2) Represents non-capitalized third party consulting and software licensing costs incurred in connection with the implementation of a new ERP and HCM systems which are included within general and administrative expenses.
(3) Represents amortization of capitalized cloud-based ERP and HCM system implementation costs that are included within general and administrative expenses.
(4) Represents loss on disposal of property and equipment and a legacy Barnelli's trade name impairment charge included within other loss (income), net.
(5) Represents certain expenses that management believes are not indicative of ongoing operations, consisting primarily of certain professional fees included within general and administrative expenses.
(6) Represents costs of $1.5 million in connection with the departure of our CEO and $2.9 million of costs related to the Company's strategic reset of its development and growth plans that are included within general and administrative expenses.
(7) Represents remeasurement of the Tax Receivable Agreement liability.
(8) Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net.

Portillo's

Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2024 consisted of 52 weeks and fiscal 2023 consisted of 53 weeks. The 53rd week in fiscal 2023 included Christmas Day, resulting in six additional operating days.

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RESTAURANT-LEVEL ADJUSTED EBITDA DEFINITIONS Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin Restaurant-Level Adjusted EBITDA is defined as revenue, less restaurant operating expenses, which include food, beverage and packaging costs, labor expenses, occupancy expenses and other operating expenses. Restaurant-Level Adjusted EBITDA excludes corporate level expenses, pre-opening expenses and depreciation and amortization on restaurant property and equipment. Restaurant-Level Adjusted EBITDA Margin represents Restaurant-Level Adjusted EBITDA as a percentage of revenues, net. How These Measures Are Useful We believe that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are important measures to evaluate the performance and profitability of our restaurants, individually and in the aggregate. Restaurant- Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin have limitations as analytical tools and should not be considered as a substitute for analysis of our results as reported under GAAP. Limitations of the Usefulness of This Measure Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are not required by, nor presented in accordance with GAAP. Rather, Restaurant- Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are supplemental measures of operating performance of our restaurants. You should be aware that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are not indicative of overall results for the Company, and Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin do not accrue directly to the benefit of stockholders because of corporate-level expenses excluded from such measures. In addition, our calculations thereof may not be comparable to similar measures reported by other companies.

RESTAURANT-LEVEL ADJUSTED EBITDA RECONCILIATION Quarter Ended Three Quarters Ended September 28, 2025 September 29, 2024 September 28, 2025 September 29, 2024 Operating income $ 5,434 $ 15,988 $ 33,346 $ 44,200 Operating income margin 3.0% 9.0% 6.1% 8.4 % General and administrative expenses 20,025 18,305 57,726 54,786 Pre-opening expenses 3,260 1,747 5,465 5,270 Depreciation and amortization 7,312 6,679 21,489 20,729 Net income attributable to equity method investment (452) (383) (998) (923) Other loss (income), net 1,112 (390) 800 (1,176) Restaurant-Level Adjusted EBITDA $ 36,691 $ 41,946 $ 117,828 $ 122,886 Restaurant-Level Adjusted EBITDA Margin 20.2% 23.5% 21.6% 23.4%

RESTAURANT-LEVEL ADJUSTED EBITDA RECONCILIATION LTM Fiscal Years Ended September 28, 2025 December 29, 2024 December 31, 2023 Operating income $ 47,179 $ 58,033 $ 55,440 Operating income margin 6.5% 8.2% 8.2 % General and administrative expenses 78,029 75,089 78,835 Pre-opening expenses 9,431 9,236 9,019 Depreciation and amortization 28,057 27,297 24,313 Net income attributable to equity method investment (1,304) (1,229) (1,401) Other loss (income), net 1,664 (312) (1,035) Restaurant-Level Adjusted EBITDA $ 163,056 $ 168,114 $ 165,171 Restaurant-Level Adjusted EBITDA Margin 22.3% 23.7% 24.3 % Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2024 consisted of 52 weeks and fiscal 2023 consisted of 53 weeks. The 53rd week in fiscal 2023 included Christmas Day, resulting in six additional operating days.

CONTACT INFORMATION Investor Contact: Chris Brandon, Vice President of Investor Relations 312.931.5578 cbrandon@portillos.com Media Contact: Sara Wirth, Director of Communications & PR press@portillos.com